Notes and Loan Payable	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Notes and Loan Payable	Notes and Loan Payable
Notes and loan payable includes the following:

	December 31,
	2022	2021
	(Dollars in thousands)
Senior notes due 2027
Principal	$500,000	$500,000
Unamortized debt issue costs	(2,960)	(3,537)
Unamortized discount	(178)	(213)
Term loan due 2027
Principal	300,000	—
Principal paydown	(3,750)	—
Unamortized debt issue costs	(1,039)	—
	$792,073	$496,250
On June 16, 2017, we issued $500 million aggregate principal amount of senior unsecured notes due 2027 which bear interest at 5.0% per year and will mature on June 15, 2027 (the “2027 Notes”). The 2027 Notes were issued at a $0.3 million discount, which is being amortized over the term of the 2027 Notes using the effective interest method. Contractual interest is payable semi-annually in arrears each June 15th and December 15th. The initial transaction fees and costs totaling $5.8 million were capitalized as deferred financing costs and are being amortized over the term of the 2027 Notes using the effective interest method.
On February 15, 2022, we entered into a five-year, $300 million unsecured delayed draw term loan credit agreement. On July 6, 2022, we borrowed $300 million under this agreement. We will pay a floating rate of interest on the term loan utilizing SOFR adjusted for a credit spread. The term loan matures on February 15, 2027 and is amortizing at 2.5% annually for the first three years and 5.0% for the last two years.
On September 30, 2016, we entered into a credit agreement with six banks that provided for a $150 million unsecured revolving line of credit that terminated on September 30, 2021 and a $100 million term loan that was scheduled to terminate on September 30, 2019 but was repaid on June 16, 2017 without penalty.